UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 12, 2024

Life Time Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2902 Corporate Place
Chanhassen, Minnesota 55317
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 947-0000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 12, 2024, Life Time Group Holdings, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), and the selling stockholders named therein (the “Selling Stockholders”), in connection with (i) the offering, issuance and sale by the Company of 6,000,000 shares (the “Primary Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) the offering and sale by the Selling Stockholders of 7,800,000 shares, including 1,800,000 shares pursuant to the Underwriters’ full exercise of their option to purchase additional shares (collectively, the “Secondary Shares” and, together with the Primary Shares, the “Shares”) of the Company’s Common Stock at an offering price of $21.75 per Share, less underwriting discounts and commissions (collectively, the “Offering”). The Offering closed on August 14, 2024.
The Shares were sold pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-281465) and a related prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission.
The Company intends to use the net proceeds from the Offering for general corporate purposes, including repayment of indebtedness. The Company will not receive any of the proceeds from the sale of the Secondary Shares by the Selling Stockholders.
The Underwriting Agreement contains customary representations, warranties, covenants, and indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated August 12, 2024, by and among the Company, the Selling Stockholders and Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: August 14, 2024	By:	/s/ Erik Weaver
Erik Weaver
Executive Vice President & Chief Financial Officer
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